SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to ☐ 240.14a-11(c) or ☐ 240.14a-12

MERIX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

AN IMPORTANT REMINDER!

September 22, 2006

Dear Shareholder:

We have previously mailed you proxy materials in connection with the upcoming annual meeting of shareholders scheduled to be held on Thursday, October 5, 2006. According to our latest records, your proxy instructions for this meeting have not yet been received.

Please promptly take action to ensure that your shares are represented at the annual meeting.

Please take note that if your shares are held at a brokerage firm, your broker cannot vote your shares for you on the proposals without first receiving your specific voting instructions.

Your vote is very important, regardless of the number of shares you currently own. Since we are rapidly approaching the annual meeting, we urge you to vote your shares today by following either the Internet or telephone voting instructions that are enclosed with this letter. You may also sign, date and return the enclosed voting instruction form in the envelope provided. Acting now will help ensure that your proxy instructions are received in time for the meeting.

Thank you for giving this important matter your prompt attention.

Sincerely,

/s/ Stephen M. Going
Stephen M. Going
Vice President, General Counsel and Secretary

VOTE BY TELEPHONE OR THE INTERNET

IT’S QUICK, EASY AND IMMEDIATE!

Telephone or Internet voting authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the Vote Instruction Form.

VOTE BY PHONE

VOTE BY INTERNET

Follow the Instructions provided

OPTION 1

Vote as the Board of Directors recommends on ALL Proposals.

OPTION 2

Choose to vote on each item separately. Follow the easy instructions.

When voting by telephone or the Internet, DO NOT mail the Vote Instruction Form.

CALL IN

FROM A TOUCH-TONE TELEPHONE…

TOLL-FREE NUMBER FOUND ON THE VOTE INSTRUCTION FORM

LOG ON

TO THE WORLD WIDE WEB…

WWW.PROXYVOTE.COME

Your vote is important. Thank you for voting.

INTRODUCING...

An Electronic Solution for Reducing Paper Flow to your Home.

We need your consent to begin the electronic process and help the environment too!

You can enjoy the convenience of viewing annual reports, proxy statements and other shareholder communications on-line. With your consent, we can begin the notification process.

The first step to this easy process is to provide us with your e-mail address after voting at www.proxy vote.com. You will be notified by e-mail when these materials are available on the Internet

Act Now! It’s fast and easy…

Benefits of e-mail notification:

Immediate availability of shareholder communications

Fewer bulky postal mailings that fill your mailbox

Better for the environment

Ability to opt-in or opt-out at any time

Reduce Expenses

Receive Vote Confirmation by e-mail

www.proxyvote.com

VOTING IS AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

merix

1521 POPLAR LANE
FOREST GROVE, OR 97116

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Merix Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Merix Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MERIX1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MERIX CORPORATION

The Board of Directors recommends a vote FOR Items 1 and 2.

	For All	Withhold All	For All Except	
1. Election of Directors	☐	☐	☐	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below. ______________

Nominees:

1. Chee Wah Cheung
2. Kirby A. Dyess
3. Mark R. Hollinger
4. Donald D. Jobe
5. George H. Kerckhove
6. Dr. William W. Lattin
7. William C. McCormick
8. Robert C. Strandberg

	For	Against	Abstain
2. Approval of the Merix Corporation 2006 Equity Incentive Plan.	☐	☐	☐

NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. Please mark, date, sign and return proxy card promptly. Receipt of the notice and proxy statement relating to this meeting is hereby acknowledged.

Please check here if you have a change of address or comments on the reverse side. ☐

To facilitate meeting arrangements, please indicate here if you plan to attend the meeting in person. ☐ Yes ☐ No

Signature [PLEASE SIGN WITHIN BOX] ______ Date ______

Signature (Joint Owners) ______ Date ______

MERIX CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting on October 5, 2006

The undersigned hereby appoints Mark R. Hollinger, Dr. William W. Lattin and William C. McCormick, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Merix Corporation on October 5, 2006, and at any adjournment thereof, all shares of the undersigned in Merix Corporation. The proxies are instructed to vote as follows:

The shares represented by this proxy will be voted in accordance with instructions, if given. If no instructions are given, they will be voted for the directors and for the approval of the Merix Corporation 2006 Equity Incentive Plan, except for shares held in the Merix Corporation 401(k) Plan, which will be voted in accordance with the terms of that plan. The proxies may vote in their discretion as to other matters that may come before the meeting.

PROXY

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY

MERIX CORPORATION ANNUAL MEETING TO BE HELD ON 10/05/06
FOR HOLDERS AS OF 08/18/06 * ISSUER CONFIRMATION COPY - INFO ONLY *
1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

CUSIP: 590049102

DIRECTORS

CONTROL NO

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES 0010100
1 - 01-CHEE WAH CHEUNG,02-KIRBY A. DYESS,03-MARK R. HOLLINGER,04-DONALD D. JOBE, 05-GEORGE H. KERCKHOVE,06-DR. WILLIAM W. LATTIN,07-WILLIAM C. MCCORMICK, 08-ROBERT C. STRANDBERG

PROPOSAL(S)

DIRECTORS RECOMMEND

2 *- APPROVAL OF THE MERIX CORPORATION 2006 EQUITY INCENTIVE PLAN. ----->>> FOR --->>> 2
0029101

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

HOUSEHOLDING ELECTION

HH) Mark "FOR" to enroll this account to receive certain future shareholder communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call 1-800-542-1061. See accompanying page for more information about this election. --->>>

MERIX CORPORATION
10/05/06
2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

1
X FOR ALL NOMINEES
X WITHHOLD ALL NOMINEES
X WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY ______________________

FOR	AGAINST	ABSTAIN
X	X	X
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
DO NOT USE		
X	X	

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY. X

SEE VOTING INSTRUCTION NO. 2 ON REVERSE

ACCOUNT NO:

CUSIP: 590049102

CONTROL NO:

CLIENT NO:

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

ADP
51 MERCEDES WAY
EDGEWOOD NY 11717

P36217

1 OF 2
1

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH)
MERIX CORPORATION
1521 POPLAR LANE
P.O. BOX 5000
FOREST GROVE, OR 97116

PAGE 1 OF 2

FOLD AND DETACH HERE

SIGNATURE(S) DATE

VIF11H

Cusip

Directors

Control no

Proposal(S)

Directors recommend

Fold and detach here

Merix corporation

10/05/06

51 MERCEDES WAY EDGEWOOD NY117I7

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH)

MERIX CORPORATION

1521 POPLAR LANE P.O. BOX 5000 FOREST GROVE, OR 97116 10001 P36217

PLEASE RETAIN FOR

YOUR RECORDS

HOUSEHOLDING ELECTION

This notice is appearing in this mailing on behalf of your Broker or Bank. In December 2000. the Securities and Exchange Commission enacted a new rule that allows multiple shareowners residing at the same address the convenience of receiving a single copy of proxy and information statements, annual reports and prospectuses if they consent to do so. This is known as “Householding” Please note that if you do not respond. Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions. Some of those conditions are:

The Issuer agrees to have its documents Householded, You agree to or do not object to the Householding of your materials.

You have the same last name and exact address as another shareowner(s), Consistency with your Broker or Bank’s practices.

If all of these conditions are met, and Securities and Exchange Commission regulations allow, your household will receive a single copy of proxy and information statements, annual reports and prospectuses.

The HOUSEHOLDING ELECTION (HH), which appears on the accompanying voting form. is not an issuer proposal. If you wish to participate in Householding please indicate “FOR” on the enclosed Voting Instruction Form and Householding will begin immediately. If you do not wish to participate in the Householding of investor communications, please indicate “AGAINST’. Your affirmative or implied consent to Household will remain in effect until you revoke it by calling the telephone number listed in the HOUSEHOLDING ELECTION paragraph. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation,

MERIX CORPORATION 590049102 a

For against abstain DO NOT USE DO NOT USE DO NOT USE

For against abstain DO NOT USE DO NOT USE DO NOT USE

For against abstain DO NOT USE DO NOT USE DO NOT USE

For against abstain DO NOT USE DO NOT USE DO NOT USE

For against abstain DO NOT USE DO NOT USE DO NOT USE

Please indicate your proposal selection by firmly placing an”X” in the appropriate numbered box with blue or black ink only

See voting instruction no 2 on reverse

Account no

Cusip no 590049102

Control no:

Client no:

do not return